UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2022

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St Mansfield, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                          Results of Operations and Financial Condition.
Randall E. Black, Chief Executive Officer, recently announced the unaudited consolidated financial results for Citizens Financial Services, Inc. and susbisidaries for the third quarter 2022.
On October 24, 2022, Citizens Financial Services, Inc. issued a press release titled “Citizens Financial Services, Inc. Reports Unaudited Third Quarter 2022 Financial Results”, attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.  The information furnished under Item 2.02 of the Current Report on an 8-K shall not be deemed “filed” for any purpose.
Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by Citizens Financial Services, Inc. on October 24, 2022, titled “Citizens Financial Services, Inc. Reports Unaudited Third Quarter 2022 Financial Results”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CITIZENS FINANCIAL SERVICES, INC.

Date: October 24, 2022	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume Chief Financial Officer